UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2013

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1220 Augusta Drive

Suite 500

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 — ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

As discussed in Item 5.07 below, on May 23, 2013 at the annual meeting of stockholders (“Annual Meeting”) of Crown Castle International Corp. (“Company”), the Company’s stockholders approved the Company’s 2013 Long-Term Incentive Plan (“2013 Plan”). A description of the material terms of the 2013 Plan, as well as a copy of the 2013 Plan, were included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2013 (“Proxy Statement”). The foregoing is qualified in its entirety by reference to the 2013 Plan previously filed by the Company as Appendix A to the Proxy Statement, which is incorporated herein by reference.

As disclosed in the Proxy Statement, upon the approval of the 2013 Plan by the stockholders at the Annual Meeting, an amendment to our 2004 Stock Incentive Plan, as amended (“2004 Plan”), previously approved by the Company’s Board of Directors (“Board”), became effective (“2004 Plan Amendment”). Pursuant to the 2004 Plan Amendment, the Company will not issue any new awards under the 2004 Plan on or after May 23, 2013, the date that the 2013 Plan was approved by the stockholders. The foregoing is qualified in its entirety by reference to the 2004 Plan Amendment, which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

ITEM 5.03 — AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL YEAR

As discussed in Item 5.07 below, at the Annual Meeting the Company’s stockholders approved an amendment to Article VII of the Company’s Amended and Restated Certificate of Incorporation (“Charter”) to declassify the Board and provide for the annual election of directors. Pursuant to the amendment, such declassification will be phased in commencing with the 2014 annual meeting of stockholders and result in the Board being fully declassified (and all Board members standing for annual elections) commencing with the 2016 annual meeting of stockholders. The Charter amendment became effective upon the filing of a Certificate of Amendment of the Charter with the Secretary of State of the State of Delaware on May 24, 2013. The foregoing is qualified in its entirety by reference to the Certificate of Amendment of the Charter, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

ITEM 5.07 — SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting held on May 23, 2013, the Company’s stockholders (1) elected each of the three nominees for class III directors for a three-year term expiring in 2016, (2) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2013, (3) approved the 2013 Plan, (4) approved a Charter amendment to declassify the Board and (5) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as described in the Company’s Proxy Statement for the Annual Meeting. The final voting results for each proposal submitted to a vote are set forth below:

1) Election of class III directors:

Name	Votes For	Votes Against	Abstentions	Broker Non- Votes
Edward C. Hutcheson, Jr.	250,379,218	4,698,685	88,230	7,953,321
J. Landis Martin	248,427,214	6,648,837	90,082	7,953,321
W. Benjamin Moreland	250,522,483	4,562,948	80,702	7,953,321

2) The ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for fiscal year 2013:

Votes For	Votes Against	Abstentions	Broker Non-Votes
262,838,192	192,973	88,289	0

3) The proposal to approve the 2013 Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
234,668,811	20,406,742	90,580	7,953,321

4) The Charter amendment to declassify the Board:

Votes For	Votes Against	Abstentions	Broker Non-Votes
254,533,769	523,613	88,751	7,953,321

5) The non-binding, advisory vote regarding the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
246,205,304	8,765,737	195,092	7,953,321

ITEM 9.01	— FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Crown Castle International Corp., effective May 24, 2013

10.1	2013 Long-Term Incentive Plan (incorporated by reference to the exhibit previously filed by the Registrant as Appendix A to the Definitive Schedule 14A Proxy Statement (File No. 001-16441) on April 8, 2013)

10.2	Amendment to 2004 Stock Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By: /s/ E. Blake Hawk
Name: E. Blake Hawk
Title: Executive Vice President and General Counsel

Date: May 28, 2013

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Amended and Restated Certificate of Incorporation of Crown Castle International Corp., effective May 24, 2013

10.1	2013 Long-Term Incentive Plan (incorporated by reference to the exhibit previously filed by the Registrant as Appendix A to the Definitive Schedule 14A Proxy Statement (File No. 001-16441) on April 8, 2013)

10.2	Amendment to 2004 Stock Incentive Plan, as amended

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